Exhibit 23.1






                          INDEPENDENT AUDITORS' CONSENT



We consent to incorporation by reference in the Registration Statements (No. 33-56614, No. 2-93472, No. 2-94639, No. 33-79518, No. 33-89782, No. 33-90630,
No. 33-90632,  No. 33-91690,  No. 33-60473,  No. 33-60475,  No.  333-30937,  No.
333-62709,  No. 333-88087,  No. 333-38232,  No.  333-40368,  No. 333-55748,  No.
333-74816, No. 333-89278,  No. 333-97477, No. 333-103628,  No. 333-103613 and No
333-333-112454) on Form S-8 of Synovus Financial Corp. of our report dated February 20, 2004, relating to the consolidated balance sheets of Synovus Financial Corp. and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2003, which report is incorporated by reference in the Synovus Financial Corp. Annual Report on Form 10-K for the year 2003.

Our report refers to changes in the method of accounting for goodwill in 2002 and for derivative instruments and hedging activities in 2001.


                                          /s/KPMG LLP



Atlanta, Georgia
March 9, 2004







                          INDEPENDENT AUDITORS' CONSENT



We consent to incorporation by reference in the Registration Statements (No. 333-37403, No. 333-90506 and No. 333-104625) on Form S-3 of Synovus Financial
Corp. of our report dated February 20, 2004, relating to the consolidated balance sheets of Synovus Financial Corp. and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2003, which report is incorporated by reference in the Synovus Financial Corp. Annual Report on Form 10-K for the year 2003.

Our report refers to changes in the method of accounting for goodwill in 2002 and for derivative instruments and hedging activities in 2001.


                                       /s/KPMG LLP



Atlanta, Georgia
March 9, 2004